UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2010

Jingwei International Ltd.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

333-122557	20-1970137
(Commission File Number)	(IRS Employer Identification No.)

Room 701, Building 14, Ke Ji C. Rd 2nd, Shenzhen Software Park, Nanshan District
,
                                               Shenzhen, PRC 518057

(Address of principal executive offices and zip code)

+86 75583437888

(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On November 17, 2010, Mr. Wenhuang Liu, an independent member of the Board of Directors of Jingwei International Limited (the “Company”), notified the Company that he would be resigning from the Company’s Board effective on December 31, 2010. In conjunction with the resignation, the Board of Directors will decrease its size from seven members to six members. There were no disagreements between Mr. Liu and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in his resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JINGWEI INTERNATIONAL LTD.

By:	/s/ Rick Luk
Name:	Rick Luk
Title:	CEO

Dated: November 19, 2010